MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO         ANNUAL REPORT


PERFORMANCE AT A GLANCE
--------------------------------------------------------------------------------

Comparison of the change of a $10,000 investment in Mitchell Hutchins Series Trust--Strategic Income Portfolio (Class H) and the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index and the Salomon Smith Barney World Government Bond Index, from September 28, 1998 through December 31, 1999

[GRAPH]

               STRATEGIC INCOME                      ML HI
               PORTFOLIO (H)       LB AGGREGATE      YIELD MASTER       WGBI
Sep-98            $10,000            $10,000           $10,000         $10,000
Oct-98            $10,058             $9,947            $9,836         $10,296
Nov-98            $10,333            $10,004           $10,284          $9,697
Dec-98            $10,284            $10,034           $10,287         $10,490
Jan-99            $10,478            $10,105           $10,388         $10,192
Feb-99            $10,318             $9,928           $10,310         $10,055
Mar-99            $10,495             $9,983           $10,398         $10,335
Apr-99            $10,630            $10,015           $10,560         $10,394
May-99            $10,461             $9,927           $10,488         $10,383
Jun-99            $10,427             $9,895           $10,468         $10,304
Jul-99            $10,453             $9,852           $10,483         $10,724
Aug-99            $10,402             $9,847           $10,381         $10,532
Sep-99            $10,486             $9,962           $10,337         $10,542
Oct-99            $10,453             $9,998           $10,276         $10,332
Nov-99            $10,461             $9,997           $10,393         $10,168
Dec-99            $10,479             $9,949           $10,447         $10,368

AVERAGE ANNUAL TOTAL RETURN (%), PERIODS ENDED 12/31/99
-----------------------------------------------------------------------------------
                             6 Months   1 Year     Inception*
Class H                        0.49       1.89       3.79
Class I                        0.48        N/A       1.63
LB Aggregate                   0.56      -0.82      -0.39
ML High Yield Master          -0.18       1.57       3.58
SSB WGBI                       3.13      -4.27      -0.69


* Inception: since commencement of issuance on September 28, 1998 for Class H shares and January 5, 1999 for Class I shares. Index performance is shown as of inception of oldest share class.

   The investment return and the principal value of an investment in the Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of less than one year are not annualized.

Past performance is no guarantee of future performance. Figures assume reinvestment of all dividends and capital gains distributions, if any, at net asset value on the payable dates and do not include sales charges. In addition, for the fiscal year ended 1999, the Portfolio's adviser voluntarily waived payment of certain fees (including the distribution fee payable by Class I shares). Absent this waiver, performance would have been lower. Performance relates to the Portfolio and does not reflect separate account charges applicable to variable annuity contracts.

[Sidenote]
The graph depicts the performance of Mitchell Hutchins Series Trust--Strategic Income Portfolio (Class H), the Lehman Brothers Aggregate Bond Index, the Merrill Lynch High Yield Master Index and the Salomon Smith Barney World Government Bond Index. Fees and expenses of Class I shares are higher than those of Class H shares and the performance of Class I shares will differ from the performance of Class H shares. It is important to note the Strategic Income Portfolio is a professionally managed mutual fund while the Indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

ANNUAL REPORT


Dear Contract Owner,                                           February 15, 2000

We are pleased to present you with the annual report for the Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") for the fiscal year ended December 31, 1999.


MARKET REVIEW
--------------------------------------------------------------------------------
[ICON] Interest rates rose in the United States as the economy continued to expand more briskly than anticipated. The Federal Reserve (the Fed) raised the Federal Funds rate three times during the fiscal year, by 25 basis points each time (bps; a basis point equals one one-hundredth of one percent). These increases reversed the 75 bps reduction engineered in late 1998 to stave off the global financial crisis. At year-end, the 30-year Treasury bond's yield increased to 6.48%, just below its two-year high of 6.49% and finishing the year with its worst price performance ever.

   Mortgage "spreads" to Treasurys narrowed for most of the year, benefiting portfolios with mortgage exposure. (The spread is the difference in yield or income that securities must pay to compensate for their greater risk relative to U.S. Treasurys.) High-yield bonds achieved a modest gain of 1.57% for the year as measured by the Merrill Lynch High Yield Master Index. Investment-grade corporate bonds suffered from oversupply and buyers' Y2K worries, and lost 0.82% as measured by the Lehman Brothers Aggregate Bond Index.

   Interest rates also rose during the fiscal year in developed countries around the world, in response to increasing economic activity and higher commodity prices. Emerging market bonds were the best performers last year, benefiting from a return of investor confidence after the sharp sell-off in the wake of the Russian debt crisis of 1998. A sooner-than-expected return to economic stability and rising commodity prices contributed to their strength, although spreads to U.S. Treasurys did not return to their pre-crisis levels.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO         ANNUAL REPORT

PORTFOLIO REVIEW
--------------------------------------------------------------------------------

The Portfolio allocates assets among three main sectors of the global bond market--U.S. government/investment grade bonds, U.S. high-yield bonds and non-U.S. bonds--and shifts emphasis among them as conditions warrant.

   Through the first half of the year, the Portfolio maintained relatively high allocations to the U.S. high-yield and investment-grade bond sectors. In August 1999, spreads in the high-yield sector widened as investors withdrew, fearful of potential Y2K problems. In response, we began reducing the Portfolio's high-yield allocation and increased its allocation to the U.S. investment-grade sector. The high-yield allocation reached a low of 38.3% in October.

   By the end of the year we had increased the Portfolio's high-yield allocation to 43.2%, in an effort to participate in the "January effect," which has occurred during the first quarter of each of the last four years and has resulted in an increase of high-yield bond prices. We believe technical factors could make January and February of 2000 very positive months for the high-yield market.

   At fiscal year-end, the Portfolio's investment-grade allocation stood at 38.0%, of which 33.2% was allocated to mortgage-backed securities and 4.8% to investment-grade corporate obligations. The Portfolio remained underweighted in the global markets.

SECTOR ALLOCATION*

                                       12/31/99          6/30/99          12/31/98
------------------------------------------------------------------------------------
U.S. High Yield                          43.2%            46.7%             36.1%
U.S. Government & Investment Grade       38.0             34.2              54.6
Foreign & Emerging Markets               11.7             11.9               6.8
Cash & Cash Equivalents                   7.1              7.2               2.5
------------------------------------------------------------------------------------
Total                                   100.0            100.0             100.0


CHARACTERISTICS*
                                       12/31/99          6/30/99          12/31/98
------------------------------------------------------------------------------------
Net Assets ($mm)                       $12.76            $11.65           $10.33
Weighted Average Duration              5.7 yrs           5.1 yrs            N/A
Weighted Average Maturity              8.6 yrs           8.6 yrs            N/A
------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of December 31, 1999, unless indicated otherwise. The Portfolio is actively managed and its composition will vary over time.

ANNUAL REPORT

OUTLOOK
--------------------------------------------------------------------------------

In the first half of 2000, we expect an active Federal Reserve and rising rates across the yield curve. We look for moderating economic growth in the second half of the year, and believe interest rates will recede in response to slowing growth and the absence of real inflationary pressure. In this environment, we think the spread sectors--mortgages, agencies, investment-grade corporate and high-yield bonds--will perform well. We think the mortgage market could see further spread narrowing in certain sub-sectors.

   Looking to 2000 and beyond, we believe the next big opportunity for the Portfolio will be in the global markets, where we expect rates to rise and become more attractive relative to rates in the U.S. If this occurs, we anticipate increasing our global allocation. The Portfolio has increased its exposure to European markets by investing in the euro currency. We believe that over time the euro will strengthen against the dollar and enhance the Portfolio's return.

    Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,



/s/ Margo Alexander          /s/ Brian M. Storms

MARGO ALEXANDER              BRIAN M. STORMS
Chairman and                 President and
Chief Executive Officer      Chief Operating Officer
Mitchell Hutchins            Mitchell Hutchins
Asset Management Inc.        Asset Management Inc.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


PORTFOLIO OF INVESTMENTS                                       DECEMBER 31, 1999

 PRINCIPAL
  AMOUNT
  (000)                                                                     MATURITY DATES           INTEREST RATES        VALUE
----------                                                               --------------------    --------------------   -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--33.23%
U.S. GOVERNMENT OBLIGATIONS--2.16%
$     240  U.S. Treasury Bonds (cost--$281,176) .....................         08/15/21                   8.125%         $    275,400
                                                                                                                        ------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--31.07%
    2,015  FNMA# ....................................................   08/15/04 to 04/29/09        5.250 to 6.500         1,913,768
    2,220  FNMA 30 Year TBA .........................................           TBA                 6.000 to 7.000         2,050,555
                                                                                                                        ------------
Total Federal National Mortgage Association Certificates
 (cost--$4,071,632) .................................................                                                      3,964,323
                                                                                                                        ------------
Total U.S. Government and Agency Obligations (cost--$4,352,808) .....                                                      4,239,723
                                                                                                                        ------------

GLOBAL DEBT SECURITIES--13.32%
AUSTRALIA--1.59%
      200  Principal Financial Group Australia** ....................         08/15/09                   8.200               202,135
                                                                                                                        ------------

CANADA--2.34%
      415* Government of Canada .....................................         12/01/06                   7.000               298,967
                                                                                                                        ------------

GERMANY--1.95%
      230* Federal Republic of Germany ..............................         07/15/04                   6.750               249,021
                                                                                                                        ------------

MEXICO--1.83%
      250  United Mexican States, Series B, DISC (1) ................         12/31/19                   6.9425              233,750
                                                                                                                        ------------

PANAMA--0.42%
       67  Republic of Panama, PDI (2) ..............................         07/17/16                   6.500++              53,052
                                                                                                                        ------------

PHILIPPINES--0.83%
      105  Republic of Phillippines .................................         10/21/24                   9.500               106,071
                                                                                                                        ------------

POLAND--1.21%
      425* Republic of Poland .......................................         06/12/04                  10.000                96,100
       30  Republic of Poland, PAR ..................................         10/27/24                   3.500(a)             18,375
       45  Republic of Poland, PDI ..................................         10/27/14                   6.000(a)             39,879
                                                                                                                        ------------
                                                                                                                             154,354
                                                                                                                        ------------

TRINIDAD AND TOBAGO--0.79%
      100  Republic of Trinidad & Tobago** ..........................         10/01/09                   9.875               101,246
                                                                                                                        ------------

TURKEY--0.89%
      110  Republic of Turkey .......................................         11/05/04                  11.875               113,850
                                                                                                                        ------------

UNITED KINGDOM--1.47%
      115* United Kingdom Gilt ......................................         12/07/03                   6.500               187,468
                                                                                                                        ------------
Total Global Debt Securities (cost--$1,700,455) .....................                                                      1,699,914
                                                                                                                        ------------


                                                                               5

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


 PRINCIPAL
  AMOUNT
  (000)                                                                     MATURITY DATES           INTEREST RATES        VALUE
----------                                                               --------------------    --------------------   -----------
HIGH YIELD SECURITIES--46.34%
CORPORATE BONDS--44.59%
CABLE--4.00%
$     250  Knology Holdings Incorporated ............................         10/15/07                  11.875%+        $    167,500
      250  UIH Australia Pacific Incorporated .......................         05/15/06                  14.000+              215,000
      125  United Pan-Europe Communications N.V.** ..................         08/01/09                  10.875               128,125
                                                                                                                        ------------
                                                                                                                             510,625
                                                                                                                        ------------
CHEMICALS--3.02%
      250  Lyondell Chemical Company** ..............................         05/01/07                   9.875               256,250
      125  ZSC Specialty Chemicals** ................................         07/01/09                  11.000               129,062
                                                                                                                        ------------
                                                                                                                             385,312
                                                                                                                        ------------
COMMUNICATIONS - FIXED--12.89%
      125  Allegiance Telecom, Incorporated .........................         05/15/08                  12.875               141,251
      250  Flag Limited .............................................         01/30/08                   8.250               232,500
      125  Global Crossing Holdings Limited** .......................         11/15/09                   9.500               123,750
      250  GlobeNet Communications Group** ..........................         07/15/07                  13.000               255,000
      125  GST Equipment Funding Incorporated .......................         05/01/07                  13.250               123,750
      250  KMC Telecom Holdings Incorporated** ......................         05/15/09                  13.500               250,000
      250  Metromedia Fiber Network Incorporated ....................         11/15/08                  10.000               255,625
      125  NorthEast Optic Network Incorporated .....................         08/15/08                  12.750               132,500
      125  Williams Communications Group ............................         10/01/09                  10.875               130,781
                                                                                                                        ------------
                                                                                                                           1,645,157
                                                                                                                        ------------
COMMUNICATIONS - MOBILE--3.23%
      125  Nextel Communications Incorporated .......................         02/15/08                   9.950+               87,812
      125  Spectrasite Holdings Incorporated ........................         04/15/09                  11.250+               66,563
      250  Voicestream Wire** .......................................         11/15/09                  10.375               257,500
                                                                                                                        ------------
                                                                                                                             411,875
                                                                                                                        ------------
ENERGY--2.20%
      175  Gulfmark Offshore Incorporated ...........................         06/01/08                   8.750               161,000
      125  Tesoro Petroleum Corporation .............................         07/01/08                   9.000               119,063
                                                                                                                        ------------
                                                                                                                             280,063
                                                                                                                        ------------
FINANCIAL SERVICES--1.22%
      125  Airplanes Pass Through Trust .............................         03/15/19                  10.875               111,250
      125  Signet Capital Trust I ...................................         08/15/27                   9.500                43,750
                                                                                                                        ------------
                                                                                                                             155,000
                                                                                                                        ------------
FOOD & BEVERAGE--0.48%
      125  Iowa Select Farms L.P.** .................................         12/01/05                  10.750                61,250
                                                                                                                        ------------
GAMING--2.99%
      250  Hollywood Casino Corporation .............................         05/01/07                  11.250               261,875
      125  Park Place Entertainment Corporation .....................         12/15/05                   7.875               119,375
                                                                                                                        ------------
                                                                                                                             381,250
                                                                                                                        ------------


6

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


 PRINCIPAL
  AMOUNT
  (000)                                                                     MATURITY DATES           INTEREST RATES        VALUE
----------                                                               --------------------    --------------------   -----------
HIGH YIELD SECURITIES--(CONTINUED)
CORPORATE BONDS--(CONCLUDED)

HEALTHCARE--1.64%
$     125  Fresenius Medical Care Capital Trust .....................         02/01/08                   7.875%         $    116,250
      100  Tenet Healthcare Corporation .............................         12/01/08                   8.125                93,000
                                                                                                                        ------------
                                                                                                                             209,250
                                                                                                                        ------------

HOME & BUILDING--0.90%
      125  Dr. Horton Incorporated ..................................         02/01/09                   8.000               114,375
                                                                                                                        ------------

HOTELS & LODGING--1.58%
      125  Host Marriott L.P.** .....................................         02/15/06                   8.375               117,500
      125  Silverleaf Resorts Incorporated ..........................         04/01/08                  10.500                84,375
                                                                                                                        ------------
                                                                                                                             201,875
                                                                                                                        ------------

RESTAURANTS--0.78%
      125  American Restaurant Group Incorporated ...................         02/15/03                  11.500               100,000
                                                                                                                        ------------

RETAIL--2.53%
      375  Advance Stores Incorporated ..............................         04/15/08                  10.250               322,500
                                                                                                                        ------------

SERVICES--0.87%
      125  Allied Waste North America Incorporated** ................         08/01/09                  10.000               111,563
                                                                                                                        ------------

TECHNOLOGY--2.07%
      125  Fairchild Semiconductor Corporation ......................         03/15/07                  10.125               127,500
      125  Intersil Corporation** ...................................         08/15/09                  13.250               136,250
                                                                                                                        ------------
                                                                                                                             263,750
                                                                                                                        ------------
TRANSPORTATION--1.65%
      250  Stena AB .................................................         06/15/07                   8.750               210,000
                                                                                                                        ------------
UTILITY-ELECTRIC--0.99%
      125  AES Corporation ..........................................         06/01/09                   9.500               126,250
                                                                                                                        ------------

YANKEE--1.55%
      200  Fuji JGB Investment LLC** ................................         06/30/08                   9.870(c)            198,193
                                                                                                                        ------------
Total Corporate Bonds (cost--$5,740,503)                                                                                   5,688,288
                                                                                                                        ------------


  NUMBER
    OF
  SHARES
---------
PREFERRED STOCK--1.60%
TELECOMMUNICATIONS--1.60%
      200  Centaur Funding** (cost--$200,000) .......................                                                        204,250
                                                                                                                        ------------


                                                                               7

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


  NUMBER
    OF
 WARRNTS                                                                                                                   VALUE
---------                                                                                                               ------------
HIGH YIELD SECURITIES--(CONCLUDED)
WARRANTS(B)--0.15%
TECHNOLOGY--0.15%
      125  Intersil Corporation (cost--$0) ..........................................................................   $     18,750
                                                                                                                        ------------
Total High Yield Securities (cost--$5,765,817) ......................................................................      5,911,288
                                                                                                                        ------------


 PRINCIPAL
  AMOUNT                                                                           MATURITY              INTEREST
   (000)                                                                             DATE                  RATE
-----------                                                                       -----------          -----------
SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS--22.60%
$   2,884  Federal Home Loan Bank Discount Notes (cost--$2,883,760) ...........    01/03/00           1.500%@             2,883,760
                                                                                                                       ------------
Total Investments (cost--$14,877,526)--115.49% ................................                                          14,734,685
Liabilities in excess of other assets--(15.49)% ...............................                                          (1,975,966)
                                                                                                                       ------------
Net Assets--100.00% ...........................................................                                         $12,758,719
                                                                                                                       ------------
                                                                                                                       ------------

---------------------
*     Stated in local currency.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
+ Denotes a step-up bond or a zero coupon bond that converts to the noted fixed rate at a designated future date.
++ Floating rate securities, the interest rates shown are the current rates as of December 31, 1999.
+++   Illiquid security representing 0.79% of net assets.
(a)   Reflects rate at December 31, 1999, on step coupon rate instruments.
(b)   Non-income producing.
(c) Variable rate security-maturity date reflects earlier of reset date or maturity date. The interest rate shown is the current rate as of December 31, 1999.
(1)   With an additional 384,615 recoverable rights attached maturing on
      June 30, 2003 with no market value.
(2)   Interest may be capitalized.
DISC  Discount Bonds.
PAR   Par Bond.
PDI   Past Due Interest Bond.
TBA (To Be Assigned) Securities are purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
@     Interest rate shown is the discount rate at date of purchase.
#     Partial amount pledged as collateral for futures transactions.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                      UNREALIZED
                                                         CONTRACT TO                    MATURITY     APPRECIATION
                                                           DELIVER    IN EXCHANGE FOR     DATES     (DEPRECIATION)
                                                         ----------- ----------------- ----------   --------------
British Pounds .......................................     110,000    US$     177,065   2/29/2000    $      (618)
U.S. Dollars .........................................     718,809    EUR     700,000   1/28/2000        (12,162)
U.S. Dollars .........................................     308,570    EUR     295,000   2/22/2000        (10,209)
U.S. Dollars .........................................     219,291    KRW 254,761,000   1/26/2000          5,275
                                                                                                    -------------
                                                                                                     $   (17,714)
                                                                                                    -------------
                                                                                                    -------------

-----------------------
CURRENCY TYPE ABBREVIATIONS:
EUR--Euro
KRW--Korean Wons
US$--United States Dollars

FUTURES CONTRACTS

 NUMBER OF                                                                               EXPIRATION     UNREALIZED
 CONTRACTS                   CONTRACTS TO RECEIVE                    IN EXCHANGE FOR        DATE       DEPRECIATION
------------   ---------------------------------------------------   ---------------   -------------   ------------
    15         5 Year U.S. Treasury Note Future ..................      $1,470,234     February 2000     $(5,156)
                                                                                                       ------------
                                                                                                       ------------




                See accompanying notes to financial statements.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1999

ASSETS
Investments in securities, at value (cost--$14,877,526) ...........................................       $14,734,685
Interest receivable ...............................................................................           208,182
Receivable for investments sold ...................................................................           869,817
Unrealized appreciation on forward foreign currency contracts .....................................             5,275
Other assets ......................................................................................             2,138
                                                                                                          -----------
Total assets ......................................................................................        15,820,097
                                                                                                          -----------
LIABILITIES
Payable for investments purchased .................................................................         2,953,271
Payable to investment adviser and administrator ...................................................             8,050
Unrealized depreciation on forward foreign currency contracts .....................................            22,989
Payable for variation margin ......................................................................             4,688
Due to custodian ..................................................................................            48,900
Accrued expenses and other liabilities ............................................................            23,480
                                                                                                          -----------
Total liabilities .................................................................................         3,061,378
                                                                                                          -----------
NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized) ...............................        13,102,054
Distributions in excess of net investment income ..................................................           (37,207)
Accumulated net realized losses from investments, futures contracts and foreign
    currency transactions .........................................................................          (139,898)
Net unrealized appreciation/depreciation of investments, futures contracts, other assets,
    liabilities and forward contracts denominated in foreign currencies ...........................          (166,230)
                                                                                                          -----------
Net assets ........................................................................................       $12,758,719
                                                                                                          -----------
                                                                                                          -----------
CLASS H:
Net assets ........................................................................................       $11,423,381
                                                                                                          -----------
Shares outstanding ................................................................................           973,939
                                                                                                          -----------
Net asset value, offering price and redemption value per share ....................................            $11.73
                                                                                                               ------
                                                                                                               ------
CLASS I:
Net assets ........................................................................................       $ 1,335,338
                                                                                                          -----------
Shares outstanding ................................................................................           113,834
                                                                                                          -----------
Net asset value, offering price and redemption value per share ....................................            $11.73
                                                                                                               ------
                                                                                                               ------




                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


STATEMENT OF OPERATIONS

                                                                                                       FOR THE
                                                                                                      YEAR ENDED
                                                                                                  DECEMBER 31, 1999
                                                                                                  -----------------
INVESTMENT INCOME:
Interest ...................................................................................          $ 909,233
                                                                                                      ---------
EXPENSES:
Investment advisory and administration .....................................................             87,217
Legal and audit ............................................................................             37,050
Reports and notices to shareholders ........................................................             23,046
Trustees' fees .............................................................................              7,500
Custody and accounting .....................................................................              8,477
Transfer agency fees and related service expenses ..........................................              2,878
Distribution fee--Class I ..................................................................              1,524
Other expenses .............................................................................             22,648
                                                                                                      ---------
                                                                                                        190,340
Less: Fee waiver from adviser...............................................................             (1,524)
                                                                                                      ---------
Net expenses ...............................................................................            188,816
                                                                                                      ---------
Net investment income ......................................................................            720,417
                                                                                                      ---------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains
(losses) from:
    Investments ............................................................................           (136,138)
    Futures contracts ......................................................................             24,697
    Foreign currency transactions ..........................................................            (78,113)
Net change in unrealized appreciation/depreciation of:
    Investments ............................................................................           (312,517)
    Futures contracts ......................................................................             (5,156)
    Other assets, liabilities and forward contracts denominated in foreign currencies ......            (16,724)
                                                                                                      ---------
NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES ..............................           (523,951)
                                                                                                      ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......................................          $ 196,466
                                                                                                      ---------
                                                                                                      ---------

                 See accompanying notes to financial statements

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                 FOR THE PERIOD
                                                                                               FOR THE         SEPTEMBER 28,1998+
                                                                                              YEAR ENDED             THROUGH
                                                                                          DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                          -----------------     -----------------
FROM OPERATIONS:
Net investment income ..............................................................         $   720,417           $   115,595
Net realized gains (losses) from investments, futures contracts and
    foreign currency transactions ..................................................            (189,554)                2,527
Net change in unrealized appreciation/depreciation of investments, futures contracts, other assets, liabilities and forward contracts
    denominated in foreign currencies ..............................................            (334,397)              168,167
                                                                                             -----------           -----------
Net increase in net assets resulting from operations ...............................             196,466               286,289
                                                                                             -----------           -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income--Class H .....................................................            (625,615)             (121,416)
Net investment income--Class I .....................................................             (72,408)               --
Net realized gains from investments--Class H .......................................              --                    (6,693)
From paid in capital--Class H ......................................................             (10,406)               --
From paid in capital--Class I ......................................................              (1,204)               --
                                                                                             -----------           -----------
Total dividends and distributions to shareholders ..................................            (709,633)             (128,109)
                                                                                             -----------           -----------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...............................................           2,263,661            10,170,507
Cost of shares repurchased .........................................................            (157,516)                 (688)
Proceeds from dividends reinvested .................................................             837,742                --
                                                                                             -----------           -----------
Net increase in net assets from beneficial interest transactions ...................           2,943,887            10,169,819
                                                                                             -----------           -----------
Net increase in net assets .........................................................           2,430,720            10,327,999

NET ASSETS:
Beginning of period ................................................................          10,327,999                    --
                                                                                             -----------           -----------
End of period ......................................................................         $12,758,719           $10,327,999
                                                                                             -----------           -----------
                                                                                             -----------           -----------

----------------
+ Commencement of operations


                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   Mitchell Hutchins Series Trust--Strategic Income Portfolio (the "Portfolio") is a diversified Portfolio of Mitchell Hutchins Series Trust (the "Fund"), which is organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund operates as a series company currently offering thirteen Portfolios. Shares of the Portfolio are offered to insurance company separate accounts which fund certain variable contracts.

   Prior to the commencement of operations on September 28, 1998, the Portfolio had no activity other than the sale of one share for a total amount of $12.00 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Portfolio.

   Currently, the Portfolio offers Class H and Class I shares. Each class represents interests in the same assets of the Portfolio, and the classes are identical except for differences in their distribution charges. Both classes have equal voting privileges except that Class I has exclusive voting rights with respect to its distribution plan. Class H has no distribution plan.

   The Fund accounts separately for the assets, liabilities and operations for each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Portfolio calculates its net asset value based on the current market value for its portfolio securities. The Portfolio normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's board of trustees (the "board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolio's custodian.

NOTES TO FINANCIAL STATEMENTS


   Foreign currency exchange rates are generally determined prior to the close of the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of the NYSE, which will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occur during such time periods, the securities will be valued at their fair value as determined in good faith by or under the direction of the Fund's board.

   REPURCHASE AGREEMENTS--The Portfolio's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date"). Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolio is maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

   Although the net assets and the market values of the Portfolio's securities are presented at the foreign exchange rates at the end of the period, the Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of securities. However, the Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations. Certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in or are a reduction of ordinary income for income tax reporting purposes. Net realized foreign currency gain (loss) is treated as ordinary income for income tax reporting purposes. Gains/losses from translating foreign currency-denominated assets and liabilities at the year-end exchange rates are included in the change in unrealized appreciation/depreciation of other assets and liabilities denominated in foreign currencies.

NOTES TO FINANCIAL STATEMENTS


   FORWARD FOREIGN CURRENCY CONTRACTS--The Portfolio may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolio may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift the Portfolio's exposure to foreign currency fluctuations from one country to another.

   The Portfolio has no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of the Portfolio's total assets. The Portfolio may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolio maintains cash or liquid securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

   Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Fluctuations in the value of forward contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amount of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the Portfolio is authorized to invest. The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

   The board has approved an investment advisory and administration contract with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Portfolio. In accordance with the Advisory Contract, the Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is computed daily and payable monthly, at the annual rate of 0.75% of the Portfolio's average daily net assets.

NOTES TO FINANCIAL STATEMENTS


DISTRIBUTION PLAN

   Class I shares are offered to insurance company separate accounts where the related insurance companies receive payments for their services in connection with the distribution of the Portfolio's Class I shares. Under the plan of distribution, the Portfolio pays Mitchell Hutchins a monthly distribution fee at the annual rate of 0.25% of the average daily net assets of Class I shares. Mitchell Hutchins pays the entire distribution fee to the insurance companies. For the period January 5, 1999 (commencement of issuance of Class I shares) to December 31, 1999, Mitchell Hutchins and the insurance companies waived the entire distribution fee.

BANK LINE OF CREDIT

   The Portfolio may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of the shareholders and other temporary or emergency purposes. In connection therewith, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Facility. Interest is charged to the Portfolio at rates based on prevailing market rates in effect at the time of borrowings. For the year ended December 31, 1999, the Portfolio did not borrow under the Facility.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at December 31, 1999 was substantially the same as the cost of securities for financial statement purposes.

   At December 31, 1999, the components of net unrealized depreciation of investments were as follows:

   Gross appreciation (investments having an excess of value over cost) .................      $ 291,195
   Gross depreciation (investments having an excess of cost over value) .................       (434,036)
                                                                                               ---------
   Net unrealized depreciation of investments ...........................................      $(142,841)
                                                                                               ---------
                                                                                               ---------

   For the year ended December 31, 1999, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $45,780,364 and $42,970,180, respectively.

SECURITIES LENDING

   The Portfolio may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. PaineWebber is the Portfolio's lending agent. At December 31, 1999, the Portfolio had no securities out on loan.

NOTES TO FINANCIAL STATEMENTS


FEDERAL TAX STATUS

   The Portfolio intends to distribute all of its taxable income and to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required.

   To reflect reclassifications arising from permanent "book/tax" differences for the year ended December 31, 1999, the Portfolio's beneficial interest was reduced by $11,652, undistributed net investment income was reduced by $44,604 and accumulated net realized losses were reduced by $56,256.

   At December 31, 1999, the portfolio had a net capital loss carryforward of $123,581, which will expire by December 31, 2007. To the extent such losses are used, as provided in the regulations, to offset future net realized capital gains, it is probable these gains will not be distributed.

SHARES OF BENEFICIAL INTEREST

   There are an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:

                                                           CLASS H                                   CLASS I
                                       ------------------------------------------------      -----------------------
                                                                     FOR THE PERIOD              FOR THE PERIOD
                                            FOR THE                SEPTEMBER 28, 1998+         JANUARY 5, 1999++
                                           YEAR ENDED                   THROUGH                     THROUGH
                                        DECEMBER 31, 1999           DECEMBER 31, 1998           DECEMBER 31, 1999
                                       --------------------      -----------------------     -----------------------
                                       SHARES      AMOUNT        SHARES        AMOUNT        SHARES        AMOUNT
                                       -------   ----------      -------     -----------     -------      ----------
Shares sold ...................        66,416    $  823,999      847,339     $10,170,507     115,823      $1,439,662
Shares repurchased ............        (4,419)      (54,836)         (56)           (688)     (8,243)       (102,680)
Reinvestment of dividends .....        64,659       764,130         --            --           6,254          73,612
                                       -------   ----------      -------     -----------     -------      ----------
Net increase ..................        126,656   $1,533,293      847,283     $10,169,819     113,834      $1,410,594
                                       -------   ----------      -------     -----------     -------      ----------
                                       -------   ----------      -------     -----------     -------      ----------

---------------
+   Commencement of operations.
++  Commencement of issuance of shares.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                    CLASS H                           CLASS I
                                                                     ----------------------------------------- ---------------------
                                                                                            FOR THE PERIOD        FOR THE PERIOD
                                                                           FOR THE        SEPTEMBER 28, 1998+    JANUARY 5, 1999++
                                                                         YEAR ENDED             THROUGH               THROUGH
                                                                     DECEMBER 31, 1999     DECEMBER 31, 1998     DECEMBER 31, 1999
                                                                     -----------------    --------------------   -----------------
Net asset value, beginning of period ...........................         $  12.19              $  12.00               $12.22
                                                                          -------              --------               ------
Net investment income                                                        0.77@                 0.14                 0.76@
Net realized and unrealized gains from investments,
  foreign currency and futures contracts .......................            (0.54)@                0.20                (0.56)@
                                                                          -------              --------               ------
Net increase from investment operations ........................             0.23                  0.34                 0.20
                                                                          -------              --------               ------
Dividends from net investment income ...........................            (0.68)                (0.14)               (0.68)
Distributions from net realized gains from investments .........              --                  (0.01)                --
Distributions from paid in capital .............................            (0.01)                  --                 (0.01)
                                                                          -------              --------               ------
Total dividends and distributions to shareholders ..............            (0.69)                (0.15)               (0.69)
                                                                          -------              --------               ------
Net asset value, end of period .................................          $ 11.73              $  12.19               $11.73
                                                                          -------              --------               ------
                                                                          -------              --------               ------
Total investment return(1) .....................................             1.89%                 2.84%                1.63%
                                                                          -------              --------               ------
                                                                          -------              --------               ------
Ratios/Supplemental data:
Net assets, end of period (000's) ..............................          $11,423               $10,328               $1,335
Expenses to average net assets, before waiver from adviser .....             1.62%                 1.44%*               1.87%*
Expenses to average net assets, after waiver from adviser ......             1.62%                 1.44%*               1.62%*
Net investment income to average net assets, before waiver
    from adviser ...............................................             6.20%                 5.09%*               5.75%*
Net investment income to average net assets, after waiver
    from adviser ...............................................             6.20%                 5.09%*               6.00%*
Portfolio turnover rate ........................................              403%                   81%                 403%

-----------------
+   Commencement of operations.
++  Commencement of issuance of shares.
*   Annualized
@   Calculated using the average daily shares outstanding for the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year has not been annualized.

MITCHELL HUTCHINS SERIES TRUST--STRATEGIC INCOME PORTFOLIO


REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Mitchell Hutchins Series Trust--Strategic Income Portfolio

  We have audited the accompanying statement of net assets and liabilities, including the portfolio of investments, of Mitchell Hutchins Series Trust--Strategic Income Portfolio, (the "Portfolio"), (one of the Portfolios constituting Mitchell Hutchins Series Trust (the "Fund")) as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for the period September 28, 1998 (commencement of operations) through December 31, 1999, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mitchell Hutchins Series Trust--Strategic Income Portfolio at December 31, 1999, the results of its operations for the year then ended, the changes in net assets for the period September 28, 1998 through December 31, 1999, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                /s/ Ernst & Young LLP

New York, New York
February 16, 2000

                                ANNUAL REPORT

-------------------------------------------------------------------------------
                                                     MITCHELL

                                                     HUTCHINS SERIES

                                                     TRUST



                                                     STRATEGIC

                                                     INCOME

                                                     PORTFOLIO



                                                     DECEMBER 31, 1999





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